LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Supplement dated May 29, 2020 to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the Loomis Sayles Inflation Protected Securities Fund (the “Fund”), dated February 1, 2020 as may be revised or supplemented from time to time.

Effective immediately, Maura T. Murphy will no longer serve as a portfolio manager of the Fund. Elaine Kan, CFA® and Kevin P. Kearns will remain as portfolio managers of the Fund. Accordingly, effective immediately, all references to Ms. Murphy as a portfolio manager of the Fund in the Summary Prospectus, Statutory Prospectus and SAI are hereby deleted.